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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 24, 2003
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Nevada                        000-28761                  88-0380546
----------------           ------------------------      -------------------
(State or Other            (Commission File Number)        (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida              33433
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (561) 393-0605
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)



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Item 5. Other Events.

On January 24, 2003, JAG Media Holdings, Inc. (the "Company") issued a press release announcing that it has adopted "custody only" trading of its stock to insure that purchasers of the Company's shares are bona fide stockholders of the Company. In connection with the foregoing, the Board of Directors of the Company amended the corporate bylaws to reflect the adoption of a "custody only" trading policy. Copies of the Amendment to the Company's Bylaws and the press release of the Company dated January 24, 2003 are attached hereto as Exhibits 3.1 and 99.1, respectively, and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

3.1     Amendment to Bylaws of the Company, dated January 24, 2003.

99.1    Press Release of the Company, dated January 24, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JAG Media Holdings, Inc.


Date: January 27, 2003                     By: /s/ Gary Valinoti
                                               --------------------------------
                                               Name:  Gary Valinoti
                                               Title: President & CEO




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----
3.1           Amendment to Bylaws of the Company, dated January 24, 2003.     5

99.1          Press Release of the Company, dated January 24, 2003.           6





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